Maxim SecureFoundationSM Balanced Portfolio
Class G Ticker:  MXSBX
Class G1 Ticker:  MXSHX
(the “Portfolio”)

Summary Prospectus
May 1, 2010

Portfolio shares are available only through investments in certain variable annuity contracts (“variable insurance contracts”), individual retirement accounts (“IRAs”), and qualified retirement plans.  This Summary Prospectus is not intended for use by other investors.  If you purchase shares of the Portfolio, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) issued by Great-West Life & Annuity Insurance Company (“GWL&A”).  This Summary Prospectus should be read together with the prospectus or disclosure document for the Guarantee and, as applicable, the prospectus or disclosure document for the variable insurance contract, IRA, or qualified retirement plan.

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks, and the Guarantee.  You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html.  You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com.  The current Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Investment Objective
The Portfolio’s investment objective is to seek long-term capital appreciation and income.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan.  If reflected, the expenses shown would be higher.  The expenses shown are for the fiscal year ended December 31, 2009.  Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the other funds in which it invests.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	G Class	G1 Class
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.10%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses1	0.55%	0.55%
Total Annual Portfolio Operating Expenses2	0.65%	0.75%
1 Because the Portfolio began operations on November 13, 2009, the Acquired Fund (Underlying Portfolio) Fees and Expenses is an estimated annualized expense ratio of the Underlying Portfolios.
2 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan.  If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Balanced Portfolio	1 Year	3 Years
Class G	$66	$208
Class G1	$77	$240

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.  From the Portfolio’s commencement of operations on November 13, 2009 through December 31, 2009, the Portfolio’s turnover rate was 1.15% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in other mutual funds (“Underlying Portfolios”) that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in fixed income securities.

Maxim Capital Management, LLC (“MCM”) uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios.  The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”).  Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives.  The following table shows the Portfolio’s approximate allocation for the various asset classes and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Blend	37.0%	International Large Blend	15.0%
Maxim S&P 500® Index Portfolio		Ridgeworth International Equity Index Fund I
Small Blend	10.0%	Intermediate-Term Bond	38.0%
Maxim Index 600 Portfolio		Maxim Bond Index Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.  MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary.  MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the allocations at any time and without approval or notice to shareholders.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk
•
Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.  To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•
The Underlying Portfolios will not necessarily make consistent investment decisions.  One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling.  You would indirectly bear the costs of both trades.

•
Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•
The Portfolio is classified as non-diversified.  As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•
MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.  MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•
From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio.  There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small and Large Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies.  Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.  Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market.  In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.  In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.  The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index.  The benchmark index may perform unfavorably and/or underperform the market as a whole.  In addition, the Index Portfolio may not be able to precisely track the performance of the benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price.  Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing.  An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings.  The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.  Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee.  The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met.  The Guarantee does not guarantee the investment performance of the Portfolio.

Performance
No portfolio performance data is provided because the Portfolio commenced operations on November 13, 2009.  The information will appear in a future version of this Prospectus after the Portfolio has been in operation for one complete calendar year.

Investment Adviser
GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (MCM)

Portfolio Manager
S. Mark Corbett, CFA, Chairman and President, MCM.  Mr. Corbett has managed the Portfolio since 2009.

Purchase and Redemption of Portfolio Shares
Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners.  Similarly, qualified retirement plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants.  Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A.  Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Portfolio shares.  The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information
The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains.  Currently, insurance company separate accounts, qualified retirement plans and IRAs generally are not subject to federal income tax on any Portfolio distributions.  Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs and qualified retirement plans.  The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services.  These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract.  Payments to a broker-dealer and/or other financial intermediary may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.